      As Filed with the Securities and Exchange Commission on June 15, 2000

                                                           Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                              GLOBAL CROSSING LTD.
             (Exact name of Registrant as specified in its charter)


                     Bermuda                                 98-0189783
(State or other jurisdiction of incorporation or          (I.R.S. Employer
                  organization)                          Identification Number)

                                  Wessex House
                                 45 Reid Street
                             Hamilton HM12, Bermuda
                                 (441) 296-8600
    (Address, including zip code, of Registrant's principal executive office)


                 1998 Global Crossing Ltd. Stock Incentive Plan
                            (Full title of the Plan)

                                 CT Corporation
                            1633 Broadway, 23rd Floor
                            New York, New York 10019
                                 (212) 479-8200
  (Name, address, including zip code and telephone number, including area code, of agent for service)


                                   Copies to:


    D. Rhett Brandon, Esq.                          James C. Gorton, Esq.
  Simpson Thacher & Bartlett                         Global Crossing Ltd.
     425 Lexington Avenue                          360 North Crescent Drive
New York, New York 10017-3954                  Beverly Hills, California 90210
        (212) 455-2000                                 (310) 385-5200


                         CALCULATION OF REGISTRATION FEE


                                                              Proposed Maximum
                                          Amount to be      Offering Price Per   Proposed Maximum Aggregate     Amount of
Title of Securities to be Registered      Registered             Share (a)          Offering Price (a)      Registration Fee (a)
------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value per share     21,000,000              $28.60                $600,600,000            $158,558.40
==============================================================================================================================

(a) Pursuant to Rule 457(h)(1) under the Securities Act of 1933, the proposed maximum offering price per share, the proposed maximum aggregate offering price and the amount of registration fee have been computed on the basis of the average of the bid and asked price of the Common Stock quoted on the Nasdaq National Market System on June 13, 2000.

    Pursuant to General Instruction E for registration statements on Form S-8, the contents of the Registration Statement on Form S-8 of Global Crossing Ltd., a Bermuda company, relating to the 1998 Global Crossing Ltd. Stock Incentive Plan (the "Plan"), file number 333-68825, filed with the Securities and Exchange Commission on December 14, 1998, are incorporated herein by reference.



                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.   Plan Information*

Item 2.   Registrant Information and Employee Plan Annual Information*


* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended, and Note to Part I of Form S-8.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3.   Incorporation of Documents by Reference

   Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.


Item 4.   Description of Securities

   Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.


Item 5.   Interests of Named Experts and Counsel

   Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.


Item 6.   Indemnification of Directors and Officers

   Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.


Item 7.   Exemption from Registration Claimed

   Not applicable.

Item 8.   Exhibits

   The following exhibits are filed as part of this Registration Statement:


          Exhibit
          Number    Exhibit
          ------    -------

          5.1       Opinion of Appleby, Spurling & Kempe

          23.1      Consent of Arthur Andersen

          23.2      Consent of Appleby, Spurling & Kempe (included in Exhibit
                    5.1)

          24.1 Power of Attorney (included on the signature page of this Registration Statement)

Item 9.   Undertakings

    Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

                                    SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 15th day of June, 2000.


                                 Global Crossing Ltd.
                                         (Registrant)


                                 By   /s/ Leo J. Hindery, Jr.
                                   --------------------------------
                                 Name:  Leo J. Hindery, Jr.
                                 Title:  Chief Executive Officer



                               POWER OF ATTORNEY


   Each person whose signature appears below appoints each of Leo J. Hindery, Jr. and Dan J. Cohrs, severally, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and anything appropriate or necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue thereof.

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



          Signature                                      Title                                 Date
          ---------                                      -----                                 ----
       /s/ GARY WINNICK               Chairman of the Board and Director                  June 15, 2000
 ----------------------------
        Gary Winnick


     /s/ LODWRICK M. COOK             Co-Chairman of the Board and Director               June 15, 2000
 ----------------------------
      Lodwrick M. Cook

      /s/ THOMAS J. CASEY             Vice Chairman of the Board and Director             June 15, 2000
 ----------------------------
       Thomas J. Casey


     /s/ JACK M. SCANLON              Director                                            June 15, 2000
 ----------------------------
       Jack M. Scanlon


    /s/ LEO J. HINDERY, JR.           Chief Executive Officer and Director                June 15, 2000
 ----------------------------
     Leo J. Hindery, Jr.


    /s/ JOSEPH P. CLAYTON             Director; President, Global Crossing North          June 15, 2000
 ----------------------------         America
      Joseph P. Clayton


       /s/ DAN J. COHRS               Chief Financial Officer                             June 15, 2000
 ----------------------------         (principal financial officer and
        Dan J. Cohrs                  principal accounting officer)



                                      Director                                            June 15, 2000
 ----------------------------
        Jay R. Bloom


    /s/ NORMAN BROWNSTEIN             Director                                            June 15, 2000
 ----------------------------
      Norman Brownstein


     /s/ WILLIAM E. CONWAY            Director                                            June 15, 2000
 ----------------------------
      William E. Conway


       /s/ ERIC HIPPEAU               Director                                            June 15, 2000
 ----------------------------
        Eric Hippeau

                                      Director                                            June 15, 2000
 ----------------------------
       Dean C. Kehler


    /s/ GEOFFREY J.W. KENT            Director                                            June 15, 2000
 ----------------------------
     Geoffrey J.W. Kent


       /s/ DAVID L. LEE               Director                                            June 15, 2000
 ----------------------------
        David L. Lee


 /s/ DOUGLAS H. MCCORKINDALE          Director                                            June 15, 2000
 ----------------------------
   Douglas H. McCorkindale


     /s/ JAMES F. MCDONALD            Director                                            June 15, 2000
 ----------------------------
      James F. McDonald


                                      Director                                            June 15, 2000
 ----------------------------
         Bruce Raben


     /s/ MICHAEL R. STEED             Director                                            June 15, 2000
 ----------------------------
      Michael R. Steed

                               INDEX TO EXHIBITS



        Exhibit
        Number      Exhibit
        ------      -------

        5.1         Opinion of Appleby, Spurling & Kempe

        23.1        Consent of Arthur Andersen

        23.2        Consent of Appleby, Spurling & Kempe (included in
                    Exhibit 5.1)

        24.1 Power of Attorney (included on the signature page of this Registration Statement)